UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2005 (November 25, 2005)

REFCO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32604	20-2537426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Financial Center 200 Liberty Street, Tower A New York, New York 10281
(Address of Principal Executive Offices) (Zip Code)

(Registrant's Telephone Number, Including Area Code)   (212) 693-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 25, 2005, Refco Inc., a Delaware corporation ("Refco"), completed its disposition of substantially all of the assets of Refco's domestic regulated futures commission merchant business, as conducted by Refco LLC, a wholly-owned subsidiary of Refco, as well as certain other assets held by Refco's subsidiaries, to Man Financial Inc., a Delaware corporation ("Buyer"), pursuant to the terms of an Acquisition Agreement (the "Agreement"), dated as of November 13, 2005, by and among Refco, certain of its affiliates and Buyer. The assets transferred include all of the customer accounts carried on the books of Refco LLC as of the closing, all rights of Refco LLC in respect of such customers and such accounts, and all cash, securities, positions or other assets in such customer accounts or constituting customer deposits or otherwise necessary to satisfy certain liabilities of such accounts as of the closing date, as well as such accounts and positions as are held at any third party on behalf of the applicable customers (the "Acquired Assets"). Buyer paid an aggregate of $262,000,000 in cash in consideration for the Acquired Assets.

The preceding is qualified in its entirety by reference to the Agreement and the press release announcing the consummation of the transaction, which are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Princi-pal Officers.

On November 28, 2005, Joseph J. Murphy resigned as President of Refco Inc.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
Exhibit 2.1

Acquisition Agreement, dated as of November 13, 2005, by and among Man Financial Inc., Refco Inc., and certain Affiliates of Refco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Refco Inc. on November 17, 2005)

Exhibit 99.1	Press Release, dated November 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFCO INC.

Date: December 2, 2005

By: /s/ Robert N. Dangremond
Robert N. Dangremond
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1

Acquisition Agreement, dated as of November 13, 2005, by and among Man Financial Inc., Refco Inc., and certain Affiliates of Refco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Refco Inc. on November 17, 2005)

Exhibit 99.1	Press Release, dated November 26, 2005